UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal
Protected Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Fundamental Growth Principal Protected Fund of BlackRock Principal Protected Trust, 800
Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ,
08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2008

Date of reporting period: 09/01/2007 – 08/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS Annual Report AUGUST 31, 2008

BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal Protected Trust BlackRock Global Growth Fund, Inc.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 ANNUAL REPORT

AUGUST 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous year for investors, marked by almost daily headlines related to the beleaguered housing market, rising food and energy prices,

and the escalating credit crisis. The news took an extraordinarily heavy tone shortly after the close of this reporting period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has been aggressive in its attempts to restore order in financial markets. Key moves included slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008 and providing numerous cash injections and lending programs. As the credit crisis took an extreme turn for the worse in September, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The

U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though the recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility (steep declines and quick recoveries), generally posting losses for the current reporting period. Small-cap stocks fared significantly better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably,

decelerated at a faster pace than domestic equities—a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.83% by period-

end when credit fears resurfaced. Tax-exempt issues posted positive returns, but problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. Economic and financial market distress also dampened the performance of high yield issues, which were very volatile due to the macro factors noted above.

Overall, severe market instability resulted in mixed results for the major benchmark indexes:
Total Returns as of August 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(2.57)%	(11.14)%

Small cap U.S. equities (Russell 2000 Index)	8.53	(5.48)

International equities (MSCI Europe, Australasia, Far East Index)	(10.18)	(14.41)

Fixed income (Lehman Brothers U.S. Aggregate Index)	0.18	5.86

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	5.12	4.48

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	0.74	(0.66)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary BlackRock Fundamental Growth Principal Protected Fund

Portfolio Management Commentary

How did the Fund perform?
•For the 12-month period, Fund results outpaced both of its equity benchmarks, the S&P 500 Index and the S&P 500 Citigroup
Growth Index, Inc.

What factors influenced performance?
•Favorable stock selection, particularly in the financials and healthcare sectors, accounted for the majority of the Fund’s outperformance relative to the S&P 500 Citigroup Growth Index. An overweight in the materials sector and underweight positions in financials and consumer discretionary also contributed to performance over the 12 months.
Top-performing stocks in the portfolio included Consol Energy, Inc.,
Monsanto Co., The Mosaic Co., Gilead Sciences, Inc. and Potash Corp.
of Saskatchewan, Inc. Avoidance of American International Group, Inc.
aided results as well.

•In contrast, stock selection in the consumer staples and information technology sectors, along with an underweight in energy names, hindered comparative performance. Nvidia Corp., Comcast Corp.,
Hologic, Inc. and EMC Corp. were among the Fund’s weakest-performing holdings. An underweight early in the period to Amgen, Inc. and Johnson
& Johnson also detracted from results.

Describe recent portfolio activity.
•Over the past 12 months, the Fund’s equity allocation ranged from a high of approximately 85% of assets to a low of approximately 46%.
Accordingly, the fixed income allocation ranged from approximately 15%
of assets to approximately 54%.

•The Fund’s fixed income component was invested in a U.S.Treasury Strip with a maturity of November 2009.

•Within the equity portfolio, we decreased the Fund’s weighting in the financial and industrial sectors. Among our largest sales were General
Electric Co., PepsiCo, Inc., Comcast Corp., Zimmer Holdings, Inc. and
Boeing Co. We increased investments in health care, consumer staples and, later in the period, consumer discretionary. Our largest purchases included QUALCOMM, Inc., Johnson & Johnson, Wal-Mart Stores, Inc.,
Apple, Inc. and Costco Wholesale Corp.

Describe Fund positioning at period-end.
•At August 31, 2008, the Fund was invested approximately 46% in equi-
ties and 54% in fixed income securities. The equity portfolio ended the period with a significant underweight in the energy sector and a moder-
ate underweight in industrials. Overweight positions were held in the consumer staples, healthcare and information technology sectors.

•Current equity market performance has been significantly influenced by the ongoing turbulent and uncertain conditions in the credit, financing and housing markets. While the U.S. may avert a “technical” recession over the near-term, significant challenges exist to achieving a meaningful cyclical recovery, suggesting an extended period of sub-trend economic growth. Although equity prices currently reflect many of these concerns, we remain cautious in our Fund positioning as equity markets attempt to stabilize. In such an environment, we continue to favor large company growth stocks with relatively attractive earnings profiles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

		Actual			Hypothetical[2]

	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	March 1, 2008	August 31, 2008	During the Period[1]	March 1, 2008	August 31, 2008	During the Period[1]

Institutional	$1,000	$984.80	$ 9.57	$1,000	$1,015.25	$ 9.72
Investor A	$1,000	$983.70	$10.80	$1,000	$1,014.01	$10.97
Investor B	$1,000	$979.20	$14.52	$1,000	$1,010.23	$14.74
Investor C	$1,000	$980.30	$14.52	$1,000	$1,010.23	$14.74

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.94% for Institutional, 2.19% for Investor A, 2.95% for Investor B and
2.95% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

4 ANNUAL REPORT AUGUST 31, 2008

BlackRock Fundamental Growth Principal Protected Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund consists primarily of common stocks and U.S. Treasury bonds, including zero coupon bonds.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues)
representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill
Companies.
4 This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P
500 Index that have been identified as being on the growth end of the growth-value spectrum.
5 This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.
6 Commencement of operations.

Performance Summary for the Period Ended August 31, 2008

				Average Annual Total Returns[7]

		1 Year		5 Years		Since Inception[8]

	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge

Institutional	(1.52)%	(1.63)%	—	3.52%	—	3.75%	—
Investor A	(1.63)	(1.94)	(7.09)%	3.26	2.15%	3.48	2.52%
Investor B	(2.08)	(2.68)	(6.77)	2.48	2.15	2.69	2.55
Investor C	(1.97)	(2.58)	(3.49)	2.49	2.49	2.70	2.70
S&P 500 Index	(2.57)	(11.14)	—	6.92	—	8.67	—
S&P 500 Citigroup Growth Index	0.42	(6.40)	—	5.36	—	7.01	—
Lehman Brothers U.S. Aggregate Index	0.18	5.86	—	4.61	—	4.41	—

[7] Assuming maximum sales charges. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
[8] The Fund commenced operations on 11/13/02.
Past performance is not indicative of future results.
If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Fund’s Warranty Provider, or its parent corporation,
Bank of America Corporation, please contact the Fund at (800) 441-7762.

ANNUAL REPORT AUGUST 31, 2008 5

Fund Summary BlackRock Global Growth Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?
•Amid a challenging backdrop for global equities, the Fund outperfor-
med the benchmark MSCI World Index for the 12 months ended
August 31, 2008.

What factors influenced performance?
•Fund performance relative to the benchmark was aided primarily by favorable stock and country selection. On a sector basis, an under-
weight exposure to the financials sector and overweights in the materials and industrials sectors benefited performance. Geographically, stock selection in the U.S. and Canada aided results, as did overweight positions and stock selection in Australia and Hong Kong. Top relative performers included Monsanto Co., FTI Consulting, Inc. and Joy Global,
Inc. in the U.S., Petrol Brasileiros SA in Brazil, and Potash Corp. of
Saskatchewan in Canada.

•Conversely, security selection in the utilities and information technology sectors hindered comparative performance. An overweight exposure to
South Korea and India also detracted modestly from results. The Fund’s worst-performing holdings on a relative basis included Nvidia Corp.
and Cisco Systems, Inc. in the U.S.; Petroplus Holdings AG in
Switzerland; Hellenic Exchanges Holding in Greece; and BM&F Bovespa
Spa Holdings in Brazil.

Describe recent portfolio activity.
•During the annual period, we increased the Fund’s weighting in the financials, consumer discretionary, consumer staples, healthcare and information technology sectors. We reduced Fund exposure to materials, industrials, energy, telecommunications and utilities. On a geographic basis, we increased exposure to the U.S., the U.K. and Japan, while reducing exposure to Australia, Hong Kong, Canada, China and India.

•Our largest purchases over the 12 months included Wal-Mart Stores, Inc.,
QUALCOMM, Inc., Johnson & Johnson and Philip Morris International, Inc.
in the U.S., and Honda Motor Co., Ltd. in Japan. Our most significant sales or reductions included ABB Ltd. in Switzerland, Hong Kong
Exchanges and Clearing Ltd. in Hong Kong, Teva Pharmaceutical
Industries Ltd. in Israel, and CVS Caremark Corp. and General Electric
Co. in the U.S.

Describe Fund positioning at period-end.
•Current global equity market performance has been significantly influenced by the ongoing turbulent and uncertain conditions in the
U.S. credit, financing and housing markets. While the U.S. may avert a
“technical” recession over the near-term, questions exist around the cyclical strength of the overall global economy. While we continue to have a constructive long-term view, we are concerned with how near-
term cyclical pressures impact the short-term outlook for global equity markets. In such an environment, we favor larger company growth stocks with relatively attractive earnings profiles, and prefer the U.S. over other global markets.

•At August 31, 2008, the Fund held its largest overweight positions in the information technology, consumer staples, industrials and health-
care sectors, while it was underweight in financials, energy, utilities, materials and telecommunications. On a geographic basis, the Fund was slightly overweight in the U.S. (approximately 49% of net assets), underweight in Europe (approximately 17%) and overweight in Asia
(approximately 21%). Latin America, primarily Brazil, accounted for approximately 4% of net assets, while total emerging markets exposure was approximately 11%.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

		Actual			Hypothetical[2]

	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	March 1, 2008	August 31, 2008	During the Period[1]	March 1, 2008	August 31, 2008	During the Period[1]

Institutional	$1,000	$919.90	$ 4.82	$1,000	$1,019.88	$ 5.07
Investor A	$1,000	$918.90	$ 6.11	$1,000	$1,018.53	$ 6.42
Investor B	$1,000	$914.90	$10.24	$1,000	$1,014.21	$10.77
Investor C	$1,000	$914.90	$ 9.86	$1,000	$1,014.61	$10.37
Class R	$1,000	$917.30	$ 8.10	$1,000	$1,016.45	$ 8.52

1 For each class of the Fund, expenses are equal to the expense ratio for the class (1.01% for Institutional, 1.28% for Investor A, 2.15% for Investor B, 2.07% for Investor C
and 1.70% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

6 ANNUAL REPORT AUGUST 31, 2008

BlackRock Global Growth Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests primarily in equity securities with a particular emphasis on companies located in various foreign countries and the U.S.
that have exhibited above-average growth rates in earnings.
3 This unmanaged market capitalization-weighted index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

Performance Summary for the Period Ended August 31, 2008

				Average Annual Total Returns[4]

		1 Year		5 Years		10 Years

	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge

Institutional	(7.96)%	(4.21)%	—	16.50%	—	6.57%	—
Investor A	(8.11)	(4.47)	(9.49)%	16.20	14.96%	6.31	5.74%
Investor B	(8.51)	(5.30)	(9.56)	15.26	15.04	5.64	5.64
Investor C	(8.51)	(5.24)	(6.19)	15.28	15.28	5.47	5.47
Class R	(8.27)	(4.81)	—	15.99	—	6.13	—
MSCI World Index	(6.32)	(12.07)	—	10.21	—	5.31	—

4 Assuming maximum sales charges. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

ANNUAL REPORT AUGUST 31, 2008 7

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to inception,
Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees. Class R Shares are available to BlackRock Global Growth Fund, Inc.
Shareholders only.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on pages 5 and 7 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a)
expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses.
The expense examples on pages 4 and 6 (which are based on a hypothet-
ical investment of $1,000 invested on March 1, 2008 and held through
August 31, 2008) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical tables are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8 ANNUAL REPORT

AUGUST 31, 2008

Portfolio Information

BlackRock Fundamental Growth Principal Protected Fund, Inc.

Fund Profile as of August 31, 2008

Ten Largest Holdings	Percent of
(Equity Investments)	Net Assets

Apple, Inc.	2%
Google, Inc. Class A	2
QUALCOMM, Inc.	2
Johnson & Johnson	2
Wal-Mart Stores, Inc.	2
The Procter & Gamble Co.	2
Cisco Systems, Inc.	1
Gilead Sciences, Inc.	1
Monsanto Co.	1
Microsoft Corp.	1

Percent of
Long-Term
Asset Mix	Investments

Common Stocks	46%
U.S. Government Obligations	54

Five Largest Industries	Percent of
(Equity Investments)	Net Assets

Food & Staples Retailing	4%
Communications Equipment	3
Software	3
Capital Markets	3
Energy Equipment & Services	3

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

BlackRock Global Growth Fund, Inc.

Fund Profile as of August 31, 2008

Percent of
Ten Largest Holdings	Net Assets

Google Inc. Class A	2%
Wal-Mart Stores, Inc.	2
QUALCOMM, Inc.	2
Monsanto Co.	2
Nestle SA Registered Shares	1
Johnson & Johnson	1
Cisco Systems, Inc.	1
The Procter & Gamble Co.	1
Philip Morris International, Inc.	1
Honda Motor Co., Ltd.	1

Percent of
Five Largest Industries	Net Assets

Commercial Banks	8%
Food & Staples Retailing	5
Software	4
Communications Equipment	4
Biotechnology	4

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report which may combine indus-
try sub-classifications for reporting ease.

Percent of
Long-Term
Geographic Allocation	Investments

United States	52%
Japan	7
United Kingdom	7
Hong Kong	6
Australia	4
Brazil	4
Switzerland	4
Canada	3
India	3
France	3
Germany	2
Spain	1
Singapore	1
South Korea	1
Mexico	1
China	1

ANNUAL REPORT AUGUST 31, 2008 9

Schedule of Investments August 31, 2008

BlackRock Fundamental Growth Principal Protected Fund

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.1%
Lockheed Martin Corp.	3,300	$ 384,252
Spirit Aerosystems Holdings, Inc. Class A (a)	14,000	319,200

		703,452

Beverages — 1.0%
The Coca-Cola Co.	6,300	328,041
Diageo Plc	16,900	312,126

		640,167

Biotechnology — 2.7%
Amgen, Inc. (a)	3,800	238,830
Celgene Corp. (a)	9,300	644,490
Gilead Sciences, Inc. (a)	14,800	779,664

		1,662,984

Capital Markets — 2.8%
The Charles Schwab Corp.	18,900	453,411
Janus Capital Group, Inc.	15,000	404,550
Northern Trust Corp.	4,600	369,794
State Street Corp.	7,900	534,593

		1,762,348

Chemicals — 2.6%
Air Products & Chemicals, Inc.	3,200	293,920
Monsanto Co.	6,400	731,200
The Mosaic Co.	1,100	117,414
Potash Corp. of Saskatchewan, Inc.	400	69,440
Praxair, Inc.	4,600	413,264

		1,625,238

Communications Equipment — 3.4%
Cisco Systems, Inc. (a)	38,300	921,115
QUALCOMM, Inc.	23,200	1,221,480

		2,142,595

Computers & Peripherals — 2.6%
Apple, Inc. (a)	7,900	1,339,287
EMC Corp. (a)	17,200	262,816

		1,602,103

Construction & Engineering — 0.9%
Fluor Corp.	2,400	192,312
Jacobs Engineering Group, Inc. (a)	2,900	214,078
Quanta Services, Inc. (a)	5,000	159,700

		566,090

Electrical Equipment — 0.7%
Emerson Electric Co.	5,100	238,680
General Cable Corp. (a)	3,700	182,114

		420,794

Energy Equipment & Services — 2.8%
National Oilwell Varco, Inc. (a)	5,718	421,588
Schlumberger Ltd.	6,300	593,586
Transocean, Inc.	3,956	503,203
Weatherford International Ltd. (a)	6,100	235,338

		1,753,715

Common Stocks	Shares	Value

Food & Staples Retailing — 3.5%
CVS Caremark Corp.	12,800	$ 468,480
Costco Wholesale Corp.	9,300	623,658
The Kroger Co.	5,300	146,386
Wal-Mart Stores, Inc.	16,500	974,655

		2,213,179

Health Care Equipment & Supplies — 1.6%
Alcon, Inc.	1,900	323,551
Hologic, Inc. (a)	13,192	279,934
Intuitive Surgical, Inc. (a)	1,300	383,851

		987,336

Health Care Providers & Services — 0.5%
Express Scripts, Inc. (a)	4,200	308,322

Hotels, Restaurants & Leisure — 0.8%
McDonald’s Corp.	8,500	527,425

Household Products — 1.5%
The Procter & Gamble Co.	13,500	941,895

IT Services — 1.1%
Infosys Technologies Ltd. (b)	7,300	301,344
MasterCard, Inc. Class A	1,600	388,080

		689,424

Internet & Catalog Retail — 0.7%
Amazon.com, Inc. (a)	5,200	420,212

Internet Software & Services — 2.3%
Akamai Technologies, Inc. (a)	7,900	180,910
Google, Inc. Class A (a)	2,700	1,250,883

		1,431,793

Life Sciences Tools & Services — 1.5%
Covance, Inc. (a)	4,000	377,360
Thermo Fisher Scientific, Inc. (a)	8,700	526,872

		904,232

Machinery — 0.7%
Deere & Co.	3,100	218,767
Flowserve Corp.	1,100	145,332
SPX Corp.	700	83,475

		447,574

Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc. Class B	1,500	133,980

Oil, Gas & Consumable Fuels — 0.7%
Chesapeake Energy Corp.	2,900	140,360
Petroleo Brasileiro SA (b)	6,100	321,714

		462,074

Pharmaceuticals — 2.7%
Abbott Laboratories	10,600	608,758
Johnson & Johnson	15,000	1,056,450

		1,665,208

Semiconductors & Semiconductor
Equipment — 1.0%
Intel Corp.	28,500	651,795

See Notes to Financial Statements.

10 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (concluded)

BlackRock Fundamental Growth Principal Protected Fund

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Software — 3.2%
Adobe Systems, Inc. (a)	14,300	$ 612,469
Microsoft Corp.	24,400	665,876
Oracle Corp. (a)	19,100	418,863
Salesforce.com, Inc. (a)	5,600	313,712

		2,010,920

Specialty Retail — 1.6%
GameStop Corp. Class A (a)	8,900	390,443
Lowe’s Cos., Inc.	14,500	357,280
TJX Cos., Inc.	6,400	231,936

		979,659

Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc. (a)	11,800	342,082

Tobacco — 0.8%
Philip Morris International, Inc.	9,800	526,260

Wireless Telecommunication Services — 0.3%
SBA Communications Corp. Class A (a)	5,100	178,143

Total Common Stocks — 45.9%		28,700,999

	Par
U.S. Government Obligations	(000)

U.S. Treasury Strips, 3.34%, 11/15/09 (c)(d)	$34,575	33,748,934

Total U.S. Government Obligations — 53.9%		33,748,934

Total Investments (Cost — $56,564,566*) — 99.8%		62,449,933
Other Assets Less Liabilities — 0.2%		137,019

Net Assets — 100.0%		$ 62,586,952

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 57,258,091

Gross unrealized appreciation	$ 6,020,944
Gross unrealized depreciation	(829,102)

Net unrealized appreciation	$ 5,191,842

(a) Non-income producing security.
(b) Depositary receipts.
(c) Separately Traded Registered Interest and Principal of Securities (STRIPS).
(d) Represents a zero-coupon bond. Rate shown is the effective yield at the time of purchase.

• Investments in companies considered to be an affiliate of the Fund,for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$(1,219,518)	$ 26,354

• For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

11

Schedule of Investments August 31, 2008

BlackRock Global Growth Fund, Inc.

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 4.3%
Chemicals — 0.5%
Incitec Pivot Ltd.	24,600	$ 3,346,663

Commercial Banks — 0.7%
Westpac Banking Corp.	243,600	4,868,285

Construction & Engineering — 0.7%
Leighton Holdings Ltd.	118,100	4,660,443

Energy Equipment & Services — 0.5%
WorleyParsons Ltd.	105,422	3,318,575

Health Care Equipment & Supplies — 0.6%
Cochlear Ltd.	77,800	3,650,187

Insurance — 0.6%
QBE Insurance Group Ltd.	203,900	4,146,930

Metals & Mining — 0.4%
BHP Billiton Ltd.	75,000	2,634,136

Transportation Infrastructure — 0.3%
Transurban Group	442,400	2,046,063

Total Common Stocks in Australia		28,671,282

Bermuda — 0.5%
Energy Equipment & Services — 0.5%
SeaDrill Ltd.	122,500	3,343,083

Total Common Stocks in Bermuda		3,343,083

Brazil — 4.0%
Beverages — 0.5%
Cia de Bebidas das Americas (Preference Shares) (a)	55,000	3,403,950

Commercial Banks — 1.3%
Banco Bradesco SA (a)(b)	469,900	8,650,859

Diversified Financial Services — 0.4%
BM&F Bovespa SA	362,768	2,777,515

Metals & Mining — 0.5%
Companhia Vale do Rio Doce (Common Shares) (a)	117,800	3,127,590

Oil, Gas & Consumable Fuels — 1.3%
Petroleo Brasileiro SA (a)	164,100	8,654,634

Total Common Stocks in Brazil		26,614,548

Canada — 3.1%
Chemicals — 0.4%
Potash Corp. of Saskatchewan, Inc.	16,600	2,881,760

Commercial Services & Supplies — 1.1%
Ritchie Bros. Auctioneers, Inc.	276,200	7,308,252

Communications Equipment — 0.0%
Nortel Networks Corp. (c)	8,703	52,479

Energy Equipment & Services — 0.4%
Ensign Resource Service Group Inc.	118,800	2,675,182

Food & Staples Retailing — 0.9%
Shoppers Drug Mart Corp.	110,400	5,760,181

Oil, Gas & Consumable Fuels — 0.3%
Cameco Corp.	65,200	1,961,281

Total Common Stocks in Canada		20,639,135

Common Stocks	Shares	Value

China — 0.5%
Electrical Equipment — 0.3%
Suntech Power Holdings Co. Ltd. (a)(b)(c)	39,900	$ 1,907,619

Oil, Gas & Consumable Fuels — 0.2%
China Shenhua Energy Co. Ltd. Class H	426,300	1,455,713

Total Common Stocks in China		3,363,332

France — 2.6%
Electric Utilities — 0.6%
Electricite de France SA	43,300	3,703,198

Electrical Equipment — 0.9%
Alstom	33,500	3,403,003
Areva SA	2,600	2,623,162

		6,026,165

Multi-Utilities — 0.5%
Veolia Environnement SA	56,025	3,004,998

Semiconductors & Semiconductor
Equipment — 0.6%
STMicroelectronics NV	331,200	4,326,002

Total Common Stocks in France		17,060,363

Germany — 2.3%
Automobiles — 0.6%
Porsche Automobil Holding SE (Preference Shares)	27,000	3,790,084

Chemicals — 0.7%
Wacker Chemie AG	24,800	4,556,791

Diversified Financial Services — 0.5%
Deutsche Boerse AG	35,200	3,325,502

Industrial Conglomerates — 0.5%
Siemens AG	29,800	3,234,719

Total Common Stocks in Germany		14,907,096

Hong Kong — 5.5%
Chemicals — 0.0%
Sinofert Holdings Ltd.	100	65

Commercial Banks — 1.7%
Hang Seng Bank Ltd.	302,800	5,972,207
Industrial & Commercial Bank of China	7,470,600	5,115,218

		11,087,425

Communications Equipment — 0.7%
ZTE Corp.	988,580	4,689,240

Construction & Engineering — 0.4%
China Railway Construction Corp. (c)	2,075,000	2,849,481

Distributors — 0.4%
China Resources Enterprise, Ltd.	950,100	2,571,172

Electric Utilities — 0.6%
Cheung Kong Infrastructure Holdings Ltd.	992,700	4,305,346

Food Products — 0.9%
Chaoda Modern Agriculture Holdings Ltd.	2,779,332	2,951,606
China Mengniu Dairy Co., Ltd.	963,500	2,907,987

		5,859,593

Industrial Conglomerates — 0.4%
NWS Holdings Ltd.	1,092,700	2,412,585

Wireless Telecommunication Services — 0.4%
China Mobile Ltd.	264,500	3,002,604

Total Common Stocks in Hong Kong		36,777,511

See Notes to Financial Statements.

12 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (continued)

BlackRock Global Growth Fund, Inc.

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

India — 2.7%
Commercial Banks — 0.5%
HDFC Bank Ltd.	104,900	$ 3,030,014

IT Services — 1.1%
Infosys Technologies Ltd. (a)	90,800	3,748,224
Infosys Technologies Ltd.	90,200	3,568,964

		7,317,188

Metals & Mining — 0.3%
Sterlite Industries India Ltd.	145,900	2,064,662

Oil, Gas & Consumable Fuels — 0.4%
Reliance Industries Ltd.	55,200	2,669,145

Wireless Telecommunication Services — 0.4%
Bharti Tele-Ventures Ltd. (c)	144,900	2,739,994

Total Common Stocks in India		17,821,003

Japan — 6.6%
Automobiles — 1.3%
Honda Motor Co., Ltd.	266,500	8,655,298

Commercial Banks — 0.7%
Sumitomo Mitsui Financial Group, Inc.	800	4,843,378

Electronic Equipment & Instruments — 0.8%
Kyocera Corp.	61,000	5,112,423

Food & Staples Retailing — 0.5%
Seven & I Holdings Co. Ltd.	116,400	3,390,447

Household Durables — 0.7%
Sony Corp.	128,400	4,908,461

Machinery — 0.6%
Kurita Water Industries Ltd.	124,900	4,064,333

Office Electronics — 0.8%
Canon, Inc.	120,700	5,412,641

Software — 1.2%
Nintendo Co., Ltd.	17,700	8,309,440

Total Common Stocks in Japan		44,696,421

Mexico — 0.5%
Wireless Telecommunication Services — 0.5%
America Movil, SA de CV (a)	69,500	3,570,910

Total Common Stocks in Mexico		3,570,910

Norway — 0.3%
Electrical Equipment — 0.3%
Renewable Energy Corp. ASA (c)	67,000	2,059,900

Total Common Stocks in Norway		2,059,900

Singapore — 1.1%
Food Products — 0.4%
Wilmar International Ltd.	1,027,000	2,719,928

Industrial Conglomerates — 0.7%
Keppel Corp. Ltd.	667,900	4,638,291

Total Common Stocks in Singapore		7,358,219

South Korea — 0.7%
Automobiles — 0.3%
Hyundai Motor Co.	27,700	1,809,781

Semiconductors & Semiconductor
Equipment — 0.4%
Samsung Electronics Co., Ltd.	5,400	2,532,988

Total Common Stocks in South Korea		4,342,769

Common Stocks	Shares	Value

Spain — 1.4%
Biotechnology — 0.5%
Grifols SA	112,900	$ 3,351,279

Commercial Banks — 0.9%
Banco Santander SA	363,100	6,172,476

Total Common Stocks in Spain		9,523,755

Switzerland — 4.0%
Electrical Equipment — 0.5%
ABB Ltd.	141,800	3,478,033

Food Products — 1.4%
Nestle SA Registered Shares	216,500	9,538,907

Life Sciences Tools & Services — 1.0%
Lonza Group AG Registered Shares	45,800	6,465,420

Professional Services — 0.6%
SGS SA	2,900	3,715,832

Textiles, Apparel & Luxury Goods — 0.5%
The Swatch Group Ltd. Registered Shares	73,500	3,301,797

Total Common Stocks in Switzerland		26,499,989

United Kingdom — 6.3%
Beverages — 1.0%
Diageo Plc	372,000	6,870,458

Commercial Banks — 2.2%
HSBC Holdings Plc	415,000	6,529,927
Standard Chartered Plc	302,800	8,188,831

		14,718,758

Commercial Services & Supplies — 0.5%
Aggreko Plc	267,300	3,502,314

Food & Staples Retailing — 0.7%
Tesco Plc	663,600	4,599,667

Household Products — 1.0%
Reckitt Benckiser Plc	126,100	6,374,926

Metals & Mining — 0.9%
Anglo American Plc	60,000	3,189,351
Rio Tinto Plc Registered Shares	33,000	3,132,658

		6,322,009

Total Common Stocks in the United Kingdom		42,388,132

United States — 49.1%
Aerospace & Defense — 1.0%
Spirit Aerosystems Holdings, Inc. Class A (c)	305,000	6,954,000

Beverages — 0.5%
The Coca-Cola Co.	68,900	3,587,623

Biotechnology — 3.4%
Amgen, Inc. (c)	108,600	6,825,510
Celgene Corp. (c)	114,100	7,907,130
Gilead Sciences, Inc. (c)	147,600	7,775,568

		22,508,208

Capital Markets — 3.6%
The Charles Schwab Corp. (b)	192,200	4,610,878
Janus Capital Group, Inc. (b)	234,800	6,332,556
Northern Trust Corp.	84,000	6,752,760
State Street Corp.	96,500	6,530,155

		24,226,349

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

13

Schedule of Investments (continued)

BlackRock Global Growth Fund, Inc.

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Chemicals — 1.5%
Monsanto Co.	89,100	$ 10,179,675

Communications Equipment — 3.3%
Cisco Systems, Inc. (c)	389,100	9,357,855
QUALCOMM, Inc.	239,500	12,609,675

		21,967,530

Computers & Peripherals — 1.9%
Apple, Inc. (c)	50,700	8,595,171
EMC Corp. (c)	271,000	4,140,880

		12,736,051

Construction & Engineering — 1.9%
Jacobs Engineering Group, Inc. (c)	82,200	6,068,004
Quanta Services, Inc. (b)(c)	217,600	6,950,144

		13,018,148

Electrical Equipment — 0.2%
General Cable Corp. (c)	31,900	1,570,118

Electronic Equipment & Instruments — 1.0%
Mettler Toledo International, Inc. (c)	62,500	6,575,000

Energy Equipment & Services — 2.2%
Core Laboratories NV	25,300	3,140,742
National Oilwell Varco, Inc. (c)	94,300	6,952,739
Schlumberger Ltd.	51,200	4,824,064

		14,917,545

Food & Staples Retailing — 3.3%
Costco Wholesale Corp.	124,700	8,362,382
Wal-Mart Stores, Inc.	231,800	13,692,426

		22,054,808

Food Products — 0.5%
Bunge Ltd. (b)	34,300	3,065,048

Health Care Equipment & Supplies — 0.5%
Intuitive Surgical, Inc. (c)	11,300	3,336,551

Health Care Providers & Services — 1.0%
Express Scripts, Inc. (b)(c)	92,600	6,797,766

Hotels, Restaurants & Leisure — 1.0%
McDonald's Corp.	105,800	6,564,890

Household Products — 1.4%
The Procter & Gamble Co.	129,500	9,035,215

IT Services — 0.9%
MasterCard, Inc. Class A	24,500	5,942,475

Internet & Catalog Retail — 0.5%
Amazon.com, Inc. (c)	40,600	3,280,886

Internet Software & Services — 2.3%
Google, Inc. Class A (c)	32,500	15,056,925

Life Sciences Tools & Services — 2.1%
Illumina, Inc. (c)	71,200	6,132,456
Thermo Fisher Scientific, Inc. (c)	132,100	7,999,976

		14,132,432

Machinery — 1.3%
Deere & Co.	49,200	3,472,044
Joy Global, Inc.	49,800	3,537,792
SPX Corp.	14,600	1,741,050

		8,750,886

Common Stocks	Shares	Value

United States (concluded)
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp.	66,600	$ 3,223,440

Pharmaceuticals — 2.4%
Abbott Laboratories	119,000	6,834,170
Johnson & Johnson	134,800	9,493,964

		16,328,134

Professional Services — 1.0%
FTI Consulting, Inc. (c)	93,800	6,884,920

Semiconductors & Semiconductor
Equipment — 0.5%
Intel Corp.	138,000	3,156,060

Software — 3.1%
Adobe Systems, Inc. (c)	74,200	3,177,986
Microsoft Corp.	259,100	7,070,839
Oracle Corp. (c)	157,800	3,460,554
Salesforce.com, Inc. (c)	125,000	7,002,500

		20,711,879

Specialty Retail — 2.9%
Dick's Sporting Goods, Inc. (c)	299,300	6,850,977
GameStop Corp. Class A (c)	173,400	7,607,058
Lowe's Cos., Inc.	210,900	5,196,576

		19,654,611

Textiles, Apparel & Luxury Goods — 1.1%
Polo Ralph Lauren Corp. (b)	95,900	7,276,892

Tobacco — 1.3%
Philip Morris International, Inc.	162,200	8,710,140

Wireless Telecommunication Services — 1.0%
SBA Communications Corp. Class A (c)	199,000	6,951,070

Total Common Stocks in the United States		329,155,275

Total Common Stocks — 95.5%		638,792,723

Rights

Australia — 0.0%
Construction & Engineering — 0.0%
Leighton Holdings Ltd. (d)(e)	8,435	40,924

Total Rights — 0.0%		40,924

Total Long-Term Investments
(Cost — $625,776,343) — 95.5%		638,833,647

	Beneficial
	Interest
Short-Term Securities	(000)

BlackRock Liquidity Series, LLC
Cash Sweep Series, 2.41% (f)(g)	$ 17,662	17,662,404
BlackRock Liquidity Series, LLC
Money Market Series, 2.41% (f)(g)(h)	28,753	28,752,550

Total Short-Term Securities
(Cost — $46,414,954) — 6.9%		46,414,954

Total Investments (Cost — $672,191,297*) — 102.4%		685,248,601
Liabilities in Excess of Other Assets — (2.4)%		(16,300,410)

Net Assets — 100%		$668,948,191

See Notes to Financial Statements.

14 ANNUAL REPORT

AUGUST 31, 2008

Schedule of Investments (concluded)

BlackRock Global Growth Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$671,418,309

Gross unrealized appreciation	$ 55,501,261
Gross unrealized depreciation	(41,670,969)

Net unrealized appreciation	$ 13,830,292

(a) Depositary receipts.
(b) Security, or a portion of security, is on loan.
(c) Non-income producing security.
(d) The rights may be exercised until September 22, 2008.
(e) Security is fair valued.
(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$ (36,150)	$808,577
BlackRock Liquidity Series, LLC
Money Market Series	$25,839,400	$112,327

(g) Represents the current yield as of report date.
(h) Security was purchased with the cash proceeds from securities loans.
•For Fund compliance purposes,the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely rec-
ognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifca-
tions are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2008 15

Statements of Assets and Liabilities

	BlackRock
	Fundamental	BlackRock
	Growth	Global
	Principal	Growth
August 31, 2008	Protected Fund	Fund, Inc.

Assets

Investments at value — unaffiliated[1,2]	$ 62,449,933	$ 638,833,647
Investments at value — affiliated[3]	—	46,414,954
Cash	—	2,435,606
Foreign currency at value[4]	2,179	1,395,703
Capital shares sold receivable	—	1,089,388
Interest receivable from affiliates	89	—
Dividends receivable	34,271	1,257,236
Investments sold receivable — unaffiliated	575,589	14,029,882
Investments sold receivable — affiliated	250,099	5,203,142
Securities lending receivable	—	8,963
Other assets	—	38,907
Prepaid expenses	1,849	134,596

Total assets	63,314,009	710,842,024

Liabilities

Bank overdraft	189,348	—
Collateral received for securities loaned at value	—	28,752,550
Investments purchased payable — unaffiliated	158,400	9,818,490
Investments purchased payable — affiliated	71,173	1,471,473
Capital shares redeemed payable	147,580	982,314
Investment advisory fees payable	31,384	399,518
Other affiliates payable	14,610	161,032
Officer’s and Directors’ fees payable	21	147
Distribution fees payable	45,745	164,836
Financial warranty fee payable	40,948	—
Other liabilities	114	4,374
Other accrued expenses	27,734	139,099

Total liabilities	727,057	41,893,833

Net Assets	$ 62,586,952	$ 668,948,191

Net Assets Consist of

Institutional Shares, $0.10 par value[5]	$ —	$ 1,368,223
Investor A Shares, $0.10 par value[6]	—	2,022,666
Investor B Shares, $0.10 par value[7]	—	188,674
Investor C Shares, $0.10 par value[8]	—	625,151
Class R Shares, $0.10 par value[9]	—	100,235
Paid-in capital in excess of par	55,328,226*	947,286,333
Undistributed (distributions in excess of) net investment income	(1,898)	3,613,646
Accumulated net realized gain (loss)	1,374,661	(299,395,886)
Net unrealized appreciation/depreciation	5,885,963	13,139,149

Net Assets	$ 62,586,952	$ 668,948,191

* Unlimited number of shares authorized of no par value.

See Notes to Financial Statements.

16 ANNUAL REPORT

AUGUST 31, 2008

Statements of Assets and Liabilities (concluded)

	BlackRock
	Fundamental	BlackRock
	Growth	Global
	Principal	Growth
August 31, 2008	Protected Fund	Fund, Inc.

Net Asset Value

Institutional
Net assets	$ 2,832,952	$ 216,839,116

Shares outstanding	291,303	13,682,232

Net asset value	$ 9.73	$ 15.85

Investor A
Net assets	$ 3,717,327	$ 316,147,435

Shares outstanding	384,378	20,226,663

Net asset value	$ 9.67	$ 15.63

Investor B
Net assets	$ 32,048,348	$ 27,988,255

Shares outstanding	3,405,570	1,886,735

Net asset value	$ 9.41	$ 14.83

Investor C
Net assets	$ 23,988,325	$ 92,737,492

Shares outstanding	2,542,313	6,251,513

Net asset value	$ 9.44	$ 14.83

Class R
Net assets	—	$ 15,235,893

Shares outstanding	—	1,002,354

Net asset value	—	$ 15.20

[1]Investments at cost — unaffiliated	$ 56,564,566	$ 625,776,343

[2]Securities loaned	—	$ 27,848,317

[3]Investments at cost — affiliated	—	$ 46,414,954

[4]Cost of foreign currency	$ 2,042	$ 1,317,249

[5]Authorized shares — Institutional	—	100,000,000

[6]Authorized shares — Investor A	—	100,000,000

[7]Authorized shares — Investor B	—	300,000,000

[8]Authorized shares — Investor C	—	100,000,000

[9]Authorized shares — Class R	—	300,000,000

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

17

Statements of Operations

	BlackRock
	Fundamental	BlackRock
	Growth	Global
	Principal	Growth
Year Ended August 31, 2008	Protected Fund	Fund, Inc.

Investment Income

Dividends[1]	$ 493,134	$ 13,461,725
Interest	930,532	—
Income from affiliates	26,354	808,577
Securities lending	—	112,327

Total income	1,450,020	14,382,629

Expenses

Investment advisory	482,310	5,792,001
Service — Investor A	10,969	833,667
Service and distribution — Investor B	383,258	418,553
Service and distribution — Investor C	280,925	940,670
Service and distribution — Class R	—	51,786
Transfer agent — Institutional	3,956	286,180
Transfer agent — Investor A	4,680	412,143
Transfer agent — Investor B	47,104	101,847
Transfer agent — Investor C	34,589	151,047
Transfer agent — Class R	—	26,388
Financial warranty	603,506	—
Custodian	27,552	297,408
Accounting services	68,572	280,895
Printing	39,023	85,362
Professional	70,516	110,758
Registration	—	95,018
Officer and Directors	19,223	40,034
Miscellaneous	12,473	57,793

Total expenses	2,088,656	9,981,550
Less fees waived by advisor	(1,341)	—
Less fees paid indirectly	—	(2,157)

Total expenses after waiver and fees paid indirectly	2,087,315	9,979,393

Net investment income (loss)	(637,295)	4,403,236

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments[2]	2,565,326	70,147,178
Foreign currency	953	(828,604)
Options written	147,219	1,680,524

	2,713,498	70,999,098

Net change in unrealized appreciation/depreciation on:
Investments[3]	(3,482,460)	(120,011,556)
Foreign currency	511	62,234

	(3,481,949)	(119,949,322)

Total realized and unrealized loss	(768,451)	(48,950,224)

Net Decrease in Net Assets Resulting from Operations	$ (1,405,746)	$ (44,546,988)

[1]Net of foreign withholding tax	$ 4,015	$ 496,397

[2]Including foreign capital gain tax	$ 681	—

[3]Including deferred foreign capital gain credit	$ 31,487	$ 1,126,307

See Notes to Financial Statements.

18 ANNUAL REPORT

AUGUST 31, 2008

Statements of Changes in Net Assets

	BlackRock
	Fundamental Growth		BlackRock
	Principal Protected Fund		Global Growth Fund, Inc.
	Year Ended August 31,		Year Ended August 31,

Increase (Decrease) in Net Assets:	2008	2007	2008	2007

Operations

Net investment income (loss)	$ (637,295)	$ (591,166)	$ 4,403,236	$ 3,956,446
Net realized gain	2,713,498	6,417,235	70,999,098	76,592,338
Net change in unrealized appreciation/depreciation	(3,481,949)	902,532	(119,949,322)	66,010,249

Net increase (decrease) in net assets resulting from operations	(1,405,746)	6,728,601	(44,546,988)	146,559,033

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	—	—	(2,410,109)	(101,798)
Investor A	—	—	(1,607,916)	—
Class R	—	—	(23,918)	—
Net realized gain:
Institutional	(272,556)	(284,119)	—	—
Investor A	(316,319)	(414,278)	—	—
Investor B	(2,913,518)	(3,136,898)	—	—
Investor C	(2,084,933)	(2,207,878)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(5,587,326)	(6,043,173)	(4,041,943)	(101,798)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(12,817,870)	(27,059,310)	21,865,740	56,315,507

Redemption Fees

Redemption fees	—	—	104,836	9,997

Net Assets

Total increase (decrease) in net assets	(19,810,942)	(26,373,882)	(26,618,355)	202,782,739
Beginning of year	82,397,894	108,771,776	695,566,546	492,783,807

End of year	$ 62,586,952	$ 82,397,894	$ 668,948,191	$ 695,566,546

End of year undistributed (distributions in excess of) net investment income	$ (1,898)	$ (7,035)	$ 3,613,646	$ 3,657,259

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

19

Financial Highlights						BlackRock Fundamental Growth Principal Protected Fund

		Institutional						Investor A

		Year Ended August 31,					Year Ended August 31,

	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 10.59	$ 10.37	$ 10.57	$ 10.52	$ 10.40	$ 10.56	$ 10.36	$ 10.57	$ 10.49	$ 10.38

Net investment income (loss)[1]	0.01	0.03	0.04	0.10	0.03	(0.02)	—[2]	0.01	0.08	—[2]
Net realized and unrealized gain (loss)	(0.12)	0.81	0.21	0.63	0.16	(0.12)	0.82	0.20	0.63	0.16

Net increase (decrease) from
investment operations	(0.11)	0.84	0.25	0.73	0.19	(0.14)	0.82	0.21	0.71	0.16

Dividends and distributions from:
Net investment income	—	—	—[3]	—	(0.07)	—	—	—[3]	—	(0.05)
Net realized gain	(0.75)	(0.62)	(0.45)	(0.68)	—	(0.75)	(0.62)	(0.42)	(0.63)	—

Total dividends and distributions	(0.75)	(0.62)	(0.45)	(0.68)	(0.07)	(0.75)	(0.62)	(0.42)	(0.63)	(0.05)

Net asset value, end of year	$ 9.73	$ 10.59	$ 10.37	$ 10.57	$ 10.52	$ 9.67	$ 10.56	$ 10.36	$ 10.57	$ 10.49

Total Investment Return[4]

Based on net asset value	(1.63)%	8.44%	2.32%	7.03%	1.79%	(1.94)%	8.24%	1.99%	6.82%	1.50%

Ratios to Average Net Assets

Total expenses, net of waiver	1.89%	1.83%	1.74%	1.73%	1.74%	2.13%	2.08%	1.99%	1.98%	1.99%

Total expenses	1.89%	1.83%	1.74%	1.73%	1.75%	2.14%	2.08%	1.99%	1.98%	2.00%

Net investment income	0.05%	0.29%	0.39%	0.99%	0.27%	(0.18)%	0.03%	0.14%	0.75%	0.02%

Supplemental Data

Net assets, end of year (000)	$ 2,833	$ 4,040 $	5,333	$ 7,306 $	11,675	$ 3,717	$ 4,846	$ 3,265	$ 4,955	$ 8,309

Portfolio turnover	99%	81%	46%	58%	71%	99%	81%	46%	58%	71%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Amount is less than ($0.01) per share.

[4]	Total investment returns exclude the effects of any sales charges.

See Notes to Financial Statements.

20 ANNUAL REPORT

AUGUST 31, 2008

Financial Highlights (continued)					BlackRock Fundamental Growth Principal Protected Fund

			Investor B					Investor C

		Year Ended August 31,					Year Ended August 31,

	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 10.37	$ 10.26	$ 10.50	$ 10.39	$ 10.31	$ 10.39	$ 10.29	$ 10.52	$ 10.39	$ 10.31

Net investment loss[1]	(0.10)	(0.07)	(0.07)	(0.01)	(0.08)	(0.10)	(0.07)	(0.07)	(0.01)	(0.08)
Net realized and unrealized gain (loss)	(0.11)	0.80	0.19	0.63	0.16	(0.10)	0.79	0.20	0.63	0.16

Net increase (decrease) from
investment operations	(0.21)	0.73	0.12	0.62	0.08	(0.20)	0.72	0.13	0.62	0.08

Dividends and distributions from:
Net investment income	—	—	—[2]	—	—[2]	—	—	—[2]	—	—
Net realized gain	(0.75)	(0.62)	(0.36)	(0.51)	—	(0.75)	(0.62)	(0.36)	(0.49)	—

Total dividends and distributions	(0.75)	(0.62)	(0.36)	(0.51)	—[2]	(0.75)	(0.62)	(0.36)	(0.49)	—

Net asset value, end of year	$ 9.41	$ 10.37	$ 10.26	$ 10.50	$ 10.39	$ 9.44	$ 10.39	$ 10.29	$ 10.52	$ 10.39

Total Investment Return[3]

Based on net asset value	(2.68)%	7.41%	1.16%	6.04%	0.81%	(2.58)%	7.28%	1.23%	6.05%	0.78%

Ratios to Average Net Assets

Total expenses, net of waiver	2.90%	2.84%	2.76%	2.75%	2.76%	2.90%	2.84%	2.76%	2.75%	2.76%

Total expenses	2.90%	2.84%	2.76%	2.75%	2.76%	2.90%	2.84%	2.76%	2.75%	2.76%

Net investment income	(0.95)%	(0.72)%	(0.63)%	(0.06)%	(0.74)%	(0.95)%	(0.72)%	(0.63)%	(0.06)%	(0.75)%

Supplemental Data

Net assets, end of year (000)	$ 32,048	$ 42,614	$ 60,613	$ 79,793	$ 96,961	$ 23,988	$ 30,898	$ 39,561	$ 53,459	$ 71,216

Portfolio turnover	99%	81%	46%	58%	71%	99%	81%	46%	58%	71%

[1]	Based on average shares outstanding.

[2]	Amount is less than ($0.01) per share.

[3]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

21

Financial Highlights (continued)							BlackRock Global Growth Fund, Inc.

		Institutional						Investor A

		Year Ended August 31,					Year Ended August 31,

	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 16.66	$ 12.71	$ 10.72	$ 8.56	$ 7.58	$ 16.44	$ 12.57	$ 10.60	$ 8.47	$ 7.51

Net investment income[1]	0.16	0.16	0.09	0.16	0.09	0.11	0.11	0.06	0.13	0.07
Net realized and unrealized gain (loss)[2]	(0.84)	3.80	2.07	2.03	0.89	(0.83)	3.76	2.05	2.00	0.89

Net increase (decrease) from
investment operations	(0.68)	3.96	2.16	2.19	0.98	(0.72)	3.87	2.11	2.13	0.96

Dividends from net investment income	(0.13)	(0.01)	(0.17)	(0.03)	—	(0.09)	—	(0.14)	—[3]	—

Net asset value, end of year	$ 15.85	$ 16.66	$ 12.71 $	10.72	$ 8.56	$ 15.63	$ 16.44	$ 12.57	$ 10.60	$ 8.47

Total Investment Return[4]

Based on net asset value	(4.21)%	31.17%	20.41%	25.58%	12.93%	(4.47)%	30.79%	20.13%	25.17%	12.78%

Ratios to Average Net Assets

Total expenses after fees paid indirectly	0.97%	1.01%	1.12%	1.13%	1.13%	1.25%	1.30%	1.35%	1.38%	1.37%

Total expenses before fees paid indirectly .	0.97%	1.01%	1.12%	1.13%	1.13%	1.25%	1.30%	1.35%	1.38%	1.37%

Total expenses	0.97%	1.01%	1.12%	1.13%	1.13%	1.25%	1.30%	1.35%	1.38%	1.37%

Net investment income	0.87%	1.07%	0.71%	1.60%	1.05%	0.62%	0.75%	0.53%	1.35%	0.87%

Supplemental Data

Net assets, end of year (000)	$ 216,839 $ 284,754 $ 144,560 $ 114,007 $ 106,785					$ 316,147 $ 288,912 $ 227,792			$ 93,408 $	98,519

Portfolio turnover	94%	91%	80%	109%	72%	94%	91%	80%	109%	72%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Amount is less than ($0.01) per share.

[4]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

22 ANNUAL REPORT

AUGUST 31, 2008

Financial Highlights (continued)							BlackRock Global Growth Fund, Inc.

			Investor B					Investor C

		Year Ended August 31,					Year Ended August 31,

	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 15.66	$ 12.07	$ 10.17	$ 8.19	$ 7.32	$ 15.65	$ 12.06	$ 10.17	$ 8.19	$ 7.32

Net investment income (loss)[1]	(0.04)	(0.01)	(0.06)	0.05	—[2]	(0.02)	(0.01)	(0.04)	0.05	—[2]
Net realized and unrealized gain (loss)[3]	(0.79)	3.60	2.00	1.93	0.87	(0.80)	3.60	1.98	1.93	0.87

Net increase (decrease) from
investment operations	(0.83)	3.59	1.94	1.98	0.87	(0.82)	3.59	1.94	1.98	0.87

Dividends from net investment income	—	—	(0.04)	—	—	—	—	(0.05)	—	—

Net asset value, end of year	$ 14.83	$ 15.66	$ 12.07	$ 10.17	$ 8.19	$ 14.83	$ 15.65	$ 12.06	$ 10.17	$ 8.19

Total Investment Return[4]

Based on net asset value	(5.30)%	29.74%	19.18%	24.18%	11.89%	(5.24)%	29.77%	19.15%	24.18%	11.89%

Ratios to Average Net Assets

Total expenses after fees paid indirectly	2.11%	2.15%	2.18%	2.16%	2.16%	2.03%	2.10%	2.16%	2.18%	2.18%

Total expenses before fees paid indirectly .	2.11%	2.15%	2.18%	2.16%	2.16%	2.03%	2.10%	2.16%	2.18%	2.18%

Total expenses	2.11%	2.15%	2.18%	2.16%	2.16%	2.03%	2.10%	2.16%	2.18%	2.18%

Net investment income (loss)	(0.25)%	(0.10)%	(0.56)%	0.56%	0.05%	(0.15)%	(0.04)%	(0.36)%	0.55%	0.05%

Supplemental Data

Net assets, end of year (000)	$ 27,988	$ 47,186	$ 62,390$	212,353$	252,691	$ 92,737	$ 70,835	$ 56,567	$ 55,507	$ 60,771

Portfolio turnover	94%	91%	80%	109%	72%	94%	91%	80%	109%	72%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2008

23

Financial Highlights (concluded)			BlackRock Global Growth Fund, Inc.

			Class R

		Year Ended August 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 16.04	$ 12.30	$ 10.42	$ 8.36	$ 7.39

Net investment income[1]	0.04	0.06	0.03	0.06	0.08
Net realized and unrealized gain (loss)[2]	(0.80)	3.68	2.00	2.01	0.89

Net increase (decrease) from investment operations	(0.76)	3.74	2.03	2.07	0.97

Dividends from net investment income	(0.08)	—	(0.15)	(0.01)	—

Net asset value, end of year	$ 15.20	$ 16.04	$ 12.30	$ 10.42	$ 8.36

Total Investment Return

Based on net asset value	(4.81)%	30.41%	19.78%	24.81%	13.13%

Ratios to Average Net Assets

Total expenses after fees paid indirectly	1.63%	1.63%	1.62%	1.79%	1.56%

Total expenses before fees paid indirectly	1.63%	1.63%	1.62%	1.79%	1.56%

Total expenses	1.63%	1.63%	1.62%	1.79%	1.56%

Net investment income	0.26%	0.44%	0.23%	0.99%	1.36%

Supplemental Data

Net assets, end of year (000)	$ 15,236	$ 3,880	$ 1,475	$ 705	$ 166

Portfolio turnover	94%	91%	80%	109%	72%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

See Notes to Financial Statements.

24 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Fundamental Growth Principal Protected Fund, which is part of BlackRock Principal Protected Trust (the “Trust”) and BlackRock Global
Growth Fund, Inc. (the “Funds” or individually as the “Fund”) are regis-
tered under the Investment Company Act of 1940, as amended (the
“1940 Act”), as diversified, open-end management investment compa-
nies. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America, which may require the use of management accruals and esti-
mates. Actual results may differ from these estimates. The Funds offer multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are gener-
ally sold with a front-end sales charge. Shares of Investor B and Investor
C may be subject to a contingent deferred sales charge. Class R Shares are offered only by BlackRock Global Growth Fund, Inc. and are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R
Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that
Investor B shareholders may vote on material changes to the Investor A distribution plan).

Shares of BlackRock Fundamental Growth Principal Protected Fund
were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November
13, 2009 (the “Guarantee Maturity Date”), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after the Guarantee Maturity Date without the principal protection feature.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a num-
ber of market data factors.

The Funds value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing servic-
es selected under the supervision of each Fund’s Board of Directors
(the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Funds might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is sub-
sequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York
Stock Exchange ("NYSE"). The values of such securities used in comput-
ing the net assets of the Funds are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disas-
ter) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

ANNUAL REPORT

AUGUST 31, 2008

25

Notes to Financial Statements (continued)

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•Foreign currency exchange contracts — The Funds may enter into for-
eign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange con-
tracts, when used by the Funds, help to manage the overall exposure to the foreign currency backing some of the investments held by the
Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss.
When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•Options — The Funds may purchase and write call and put options.
When the Funds write an option, an amount equal to the premium received by the Funds are reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related pre-
mium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time dur-
ing the option period.

Foreign Currency Transactions: Foreign currency amounts are trans-
lated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds invest in foreign securities, which may involve a number of risk factors and special consideration not present with investments in securities of U.S. corporations.

The Funds report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experi-
ence greater volatility in market value than similar maturity debt obliga-
tions which provide for regular interest payments.

Investment Transactions and Investment Income: Investment transac-
tions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Funds are recorded on the ex-dividend dates.

Securities Lending: The Funds may lend securities to financial institu-
tions that provide cash or securities issued or guaranteed by the U.S.
government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is deter-
mined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Funds receive cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Funds may receive a flat fee for their loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds may pay reasonable lending agent, administra-
tive and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities

26 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements (continued)

because of insolvency or for any other reason, the Funds could experi-
ence delays and costs in gaining access to the collateral. The Funds also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective February 29, 2008, the Funds implemented Financial
Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting
for Uncertainty in Income Taxes — an interpretation of FASB Statement
No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition thresh-
old a tax position must meet in connection with accounting for uncer-
tainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and rec-
ognized in the financial statements. The investment advisor has evaluat-
ed the application of FIN 48 to the Funds, and has determined that the adoption of FIN 48 does not have a material impact on the Funds’ finan-
cial statements. The Funds file U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds’ tax returns remains open for the years ended August
31, 2005 through August 31, 2007. The statute of limitations on the
Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent accounting pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on the Funds’ financial statement disclo-
sures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
"Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS
161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of opera-
tions and financial position. In September 2008, FASB Staff Position

No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures
about Credit Derivatives and Certain Guarantees: An Amendment of
FASB Statement No. 133 and FASB Interpretation No. 45; and
Clarification of the Effective Date of FASB Statement No. 161” was
issued and is effective for fiscal years and interim periods ending after
November 15, 2008. The FSP amends FASB Statement No. 133,
“Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods begin-
ning after November 15, 2008. The impact on the Funds’ financial state-
ment disclosures, if any, is currently being assessed.

Bank Overdraft: BlackRock Fundamental Growth Principal Protected
Fund recorded a bank overdraft which resulted from estimates of available cash.

Other: Expenses directly related to the Funds or their classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with
Affiliates:

Each Fund entered into an Investment Advisory Agreement with
BlackRock Advisors LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and
The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such servic-
es, BlackRock Fundamental Growth Principal Protected Fund pays the
Advisor a monthly fee at an annual rate of 0.65% of the average daily value of the Fund’s net assets. BlackRock Global Growth Fund, Inc. pays the Advisor a monthly fee at an annual rate of 0.75% of the average daily value of the Fund’s net assets not exceeding $1.5 billion and

ANNUAL REPORT

AUGUST 31, 2008

27

Notes to Financial Statements (continued)

0.725% of the average daily value of the Fund’s net assets in excess of
$1.5 billion. The Advisor has entered into a contractual agreement with
BlackRock Fundamental Growth Principal Protected Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or service fees) will not exceed 1.99% . This arrange-
ment has a one-year term and is automatically renewable.

The Advisor has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC ("BIM"), an affiliate of the
Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Advisor.

For the year ended August 31, 2008, the Funds reimbursed the Advisor for certain accounting services, which are included in accounting servic-
es in the Statements of Operations. The reimbursements were as follows:

Reimbursement
to Advisor

BlackRock Fundamental Growth Principal Protected Fund	$ 1,250
BlackRock Global Growth Fund, Inc	$13,908

Each Fund has received an exemptive order from the Securities and
Exchange Commission permitting it to lend portfolio securities to Merrill
Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of August 31, 2008,
BlackRock Global Growth Fund, Inc. loaned securities with a value of
$12,315,662 to MLPF&S or its affiliates. Pursuant to that order, the
Funds have retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended August 31, 2008, BIM received
$28,303 in securities lending agent fees from BlackRock Global Growth
Fund, Inc.

Each Fund has entered into separate Distribution Agreements and
Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock
Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor").
FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with the Distributor and broker-dealers, including MLPF&S, the Distributor provides shareholder servicing and dis-
tribution services to the Funds. The ongoing service fee and/or distribu-
tion fee compensates the Distributor and each broker-dealer (including
MLPF&S) for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended August 31, 2008, the Distributor earned underwriting discounts and direct commissions and its affiliates earned dealer con-
cessions on sales of Investor A Shares as follows:

Investor A

BlackRock Fundamental Growth Principal Protected Fund	—
BlackRock Global Growth Fund, Inc	$274,757

For the year ended August 31, 2008, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

	Investor B	Investor C

BlackRock Fundamental Growth Principal
Protected Fund	$65,960	$ 192
BlackRock Global Growth Fund, Inc	$20,911	$19,326

In addition, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers on Investor A Shares as follows:

Investor A

BlackRock Fundamental Growth Principal Protected Fund	—
BlackRock Global Growth Fund, Inc	$31,444

The Trust, on behalf of BlackRock Fundamental Growth Principal
Protected Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial
Warranty Agreement is intended to ensure that on the Guarantee
Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distri-
butions received from the Fund have been reinvested and no shares

28 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements (continued)

have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annu-
al fee equal to 0.80% of the Fund's average daily net assets during the
Guarantee Period. If the value of the Fund's assets on the Guarantee
Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

In addition, MLPF&S received commissions on the execution of portfolio security transactions for the Funds for the year ended August 31, 2008 as follows:

Commissions

BlackRock Fundamental Growth Principal Protected Fund	$ 13,558
BlackRock Global Growth Fund, Inc	$388,107

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indi-
rect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Funds’ transfer agent. Each class of the Funds bears the costs of transfer agent fees associated with such respective classes. Transfer agent fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materi-
als for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Funds, 12b-1 fee calculation, check writing, anti-money launder-
ing services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other adminis-
trative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended August 31,
2008, the Funds paid the following amounts in return for these services, which are included in transfer agent fees in the accompanying
Statements of Operations:

Shareholder
Account Fees

BlackRock Fundamental Growth Principal Protected Fund	$79,772
BlackRock Global Growth Fund, Inc	$754,564

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. For the year ended August 31, 2008, BlackRock Fundamental
Growth Principal Protected Fund earned $26,354 and BlackRock Global
Growth Fund, Inc. earned $808,577, which is included in income from affiliates in the Statement of Operations.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to each Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of each Funds’ shares. During the year ended August 31, 2008, the follow-
ing amounts have been accrued by the Funds to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center
BlackRock Fundamental Growth Principal Protected Fund	Fees

Institutional	$ 46
Investor A	$ 111
Investor B	$1,229
Investor C	$ 760

Call Center
BlackRock Global Growth Fund, Inc.	Fees

Institutional	$ 6,256
Investor A	$15,503
Investor B	$ 2,995
Investor C	$ 4,144
Class R	$ 237

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances
(“custodian credits”), which are on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors of the Funds are officers and/or direc-
tors of BlackRock, Inc. or its affiliates. The Funds reimbursed the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2008 were as follows:

	Purchases	Sales

BlackRock Fundamental Growth Principal
Protected Fund	$ 70,414,894	$ 89,701,113
BlackRock Global Growth Fund, Inc	$710,315,407	$706,178,202

ANNUAL REPORT

AUGUST 31, 2008

29

Notes to Financial Statements (continued)

Transactions in options written for the year ended August 31, 2008 were as follows:

BlackRock Fundamental Growth Principal Protected Fund

		Premiums
Call Options Written	Contracts	Received

Outstanding call options written,
beginning of year	—	—
Options written	596	$ 147,435
Options closed	(36)	(17,172)
Options expired	(560)	(130,263)

Outstanding call options written,
end of year	—	—

BlackRock Global Growth Fund, Inc.

		Premiums
Call Options Written	Contracts	Received

Outstanding call options written,
beginning of year	—	—
Options written	7,200	$ 1,795,724
Options closed	(7,200)	(1,795,724)
Options expired	—	—

Outstanding call options written,
end of year	—	—

4. Short-Term Borrowings:

The Trust, on behalf of BlackRock Fundamental Growth Principal
Protected Fund, and BlackRock Global Growth Fund, Inc., along with certain other funds managed by the Advisor and its affiliates, are parties to a $500,000,000 credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under the Funds’ current
Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Funds pay a commitment fee of 0.06% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of
Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus
0.35% or a base rate as defined in the credit agreement. The Funds did not borrow under the credit agreement during the year ended
August 31, 2008.

5. Commitments:

At August 31, 2008, BlackRock Global Growth Fund, Inc. had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of
$7,026,000 and $3,089,000, respectively.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of
August 31, 2008 attributable to net operating losses, characterization of expenses, foreign currency transactions and gains from the sale of stock of passive foreign investment companies were reclassified to the following accounts:

	BlackRock
	Fundamental	BlackRock
	Growth	Global
	Prinicipal	Growth
	Protected Fund	Fund, Inc.

Decrease in paid-in capital	$(489,200)	—
Increase (decrease) in undistributed
net investment income	642,432	(404,906)
Increase (decrease) in accumulated
net realized gain (loss)	(153,232)	404,906

30 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements (continued)

The tax character of distributions paid during the year ended August 31, 2008 was as follows:

	BlackRock	BlackRock
	Fundamental	Global
	Growth Principal	Growth
	Protected Fund	Fund, Inc.

Distributions paid from:
Ordinary income
8/31/2008	—	$ 4,041,943
8/31/2007	—	101,798
Long-term capital gain
8/31/2008	$ 5,587,326	—
8/31/2007	6,043,173	—

Total distributions
8/31/2008	$ 5,587,326	$ 4,041,943

8/31/2007	$ 6,043,173	$ 101,798

As of August 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

	BlackRock	BlackRock
	Fundamental	Global
	Growth Principal	Growth
	Protected Fund	Fund, Inc.

Undistributed long-term net capital gain	$ 2,068,186	$ 3,845,887
Capital loss carryforward	—	(299,166,213)
Net unrealized gains	5,190,540	12,576,527

Total accumulated net earnings (losses)	$ 7,258,726	$(282,743,799)

The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October currency losses for tax purposes, the deferral of post-October losses on investments in passive foreign investment companies for tax purposes and the timing of income recognition on partnership interests.

As of August 31, 2008, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	BlackRock	BlackRock
	Fundamental	Global
	Growth Principal	Growth
Expires August 31,	Protected Fund	Fund, Inc.

2009	—	$ 3,964,136
2010	—	3,964,136
2011	—	291,237,941

Total	—	$ 299,166,213

ANNUAL REPORT

AUGUST 31, 2008

31

Notes to Financial Statements (continued)

7. Capital Share Transactions:
Transactions in shares for each class were as follows:
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007

BlackRock Fundamental Growth Principal Protected Fund	Shares	Dollar Amount	Shares	Dollar Amount

Institutional

Shares issued to shareholders in reinvestment of distributions	35,237	$ 256,357	26,309	$ 264,144
Shares redeemed	(125,512)	(1,162,084)	(159,103)	(1,635,465)

Net decrease	(90,275)	$ (905,727)	(132,794)	$ (1,371,321)

Investor A

Shares converted	—	—	456,908*	$ 4,738,138*
Shares issued to shareholders in reinvestment of distributions	27,308	$ 288,924	38,340	384,554

Total issued	27,308	288,924	495,248	5,122,692
Shares redeemed	(102,006)	(1,048,030)	(351,226)	(3,610,282)

Net increase (decrease)	(74,698)	$ (759,106)	144,022	$ 1,512,410

Investor B

Shares issued to shareholders in reinvestment of distributions	258,348	$ 2,673,897	289,333	$ 2,864,401
Shares redeemed or converted	(963,784)	(9,572,751)	(2,084,282)*	(21,168,467)*

Net decrease	(705,436)	$ (6,898,854)	(1,794,949)	$(18,304,066)

Investor C

Shares issued to shareholders in reinvestment of distributions	186,552	$ 1,936,406	208,109	$ 2,066,527
Shares redeemed	(617,522)	(6,190,589)	(1,080,561)	(10,962,860)

Net decrease	(430,970)	$ (4,254,183)	(872,452)	$ (8,896,333)

* In September 2006, certain brokerages, including a wholly owned subsidiary of Merrill Lynch, entered into a remediation agreement with a regulatory organization, which among other things, permitted certain shareholders of Investor B Shares to convert their shares into the Fund's Investor A Shares.

32 ANNUAL REPORT

AUGUST 31, 2008

Notes to Financial Statements (concluded)
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007

BlackRock Global Growth Fund, Inc.	Shares	Dollar Amount	Shares	Dollar Amount

Institutional

Shares sold	8,160,187	$ 148,504,831	9,376,324	$146,667,134
Shares issued to shareholders in reinvestment of distributions	95,172	1,809,694	7,405	94,456

Total issued	8,255,359	150,314,525	9,383,729	146,761,590
Shares redeemed	(11,668,964)	(202,340,763)	(3,662,626)	(54,401,391)

Net increase (decrease)	(3,413,605)	$ (52,026,238)	5,721,103	$ 92,360,199

Investor A

Shares sold and automatic conversion of shares	6,854,300	$ 120,596,124	2,717,950	$ 40,004,152
Shares issued to shareholders in reinvestment of dividends	69,508	1,306,495	—	—

Total issued	6,923,808	121,902,619	2,717,950	40,004,152
Shares redeemed	(4,272,054)	(73,273,053)	(3,267,967)	(46,973,516)

Net increase (decrease)	2,651,754	$ 48,629,566	(550,017)	$ (6,969,364)

Investor B

Shares sold	559,983	$ 9,525,765	395,665	$ 5,600,382
Shares redeemed and automatic conversion of shares	(1,685,782)	(27,749,764)	(2,551,060)	(34,883,069)

Net decrease	(1,125,799)	$ (18,223,999)	(2,155,395)	$(29,282,687)

Investor C

Shares sold	2,840,215	$ 48,484,913	759,034	$ 11,185,729
Shares redeemed	(1,115,071)	(18,116,558)	(923,246)	(12,820,027)

Net increase (decrease)	1,725,144	$ 30,368,358	(164,212)	$ (1,634,298)

Class R

Shares sold	945,516	$ 16,231,513	206,721	$ 3,082,368
Shares issued to shareholders in reinvestment of dividends	1,304	23,918	—	—

Total issued	946,820	16,255,431	206,721	3,082,368
Shares redeemed	(186,348)	(3,137,378)	(84,723)	(1,240,711)

Net increase	760,472	$ 13,118,053	121,998	$ 1,841,657

For BlackRock Global Growth Fund, Inc., there is a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

8. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock,
Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced FAM Distributors, Inc. and BlackRock Distributors, Inc. as the
sole distributor of the Funds. The service and distribution fees will not change as a result of this transaction.

ANNUAL REPORT

AUGUST 31, 2008

33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock
Principal Protected Trust and BlackRock Global Growth Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Fundamental
Growth Principal Protected Fund, one of the series constituting BlackRock
Principal Protected Trust, and BlackRock Global Growth Fund, Inc. (collec-
tively, the “Funds”) as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the
Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for each of the two years in the period ended August 31, 2005 were audited by other auditors whose reports, dated October 14, 2005, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform an audit of their internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our pro-
cedures include confirmation of the securities owned as of August 31,
2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Fundamental Growth Principal Protected Fund of BlackRock
Principal Protected Trust and BlackRock Global Growth Fund, Inc. as of
August 31, 2008, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey October 27, 2008

34 ANNUAL REPORT

AUGUST 31, 2008

Important Tax Information

BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal Protected Trust distributed long-term capital gains of $0.749737 per share to shareholders of record on December 11, 2007.

The following information is provided with respect to the ordinary income distribution paid by BlackRock Global Growth Fund, Inc to shareholders of record on October 22, 2007:

Qualified Dividend Income for Individuals	100%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	21.75%*
Foreign Source Income	82.38%*
Foreign Taxes Paid Per Share	$0.010479

* Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.
You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

ANNUAL REPORT

AUGUST 31, 2008

35

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors of BlackRock Global Growth Fund, Inc. and the
Board of Trustees of BlackRock Fundamental Growth Principal Protected
Fund, a series of BlackRock Principal Protected Trust (the “Trust”)
(collectively, the “Board,” the members of which are referred to as
“Directors”) met in April and June 2008 to consider the approval of each of BlackRock Global Growth Fund, Inc.’s and BlackRock Fundamental
Growth Principal Protected Fund’s investment advisory agreement (col-
lectively, the “Advisory Agreement”) with BlackRock Advisors, LLC (the
“Advisor”), each fund’s investment advisor. For simplicity, BlackRock
Global Growth Fund, Inc., BlackRock Fundamental Growth Principal
Protected Fund and the Trust are referred to herein as the “Fund.” The
Board also considered the approval of each of the subadvisory agree-
ments (collectively, the “Subadvisory Agreement”) between the Advisor and BlackRock Investment Management, LLC (the “Subadvisor”) with respect to each Fund. The Advisor and the Subadvisor are referred to herein as “BlackRock.” The Advisory Agreement and the Subadvisory
Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Directors”). The Directors are responsible for the oversight of the opera-
tions of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director.
The Board established four standing committees: an Audit Committee, a
Governance and Nominating Committee, a Compliance Committee and
a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment man-
agement business, including Merrill Lynch Investment Managers, L. ., and certain affiliates (the “Transaction”), the Fund entered into the Advisory
Agreement with an initial two-year term and the Advisor entered into the
Subadvisory Agreement with the Subadvisor with an initial two-year term.
Consistent with the 1940 Act, prior to the expiration of the Agreements’
respective initial two-year term, the Board is required to consider the continuation of the Fund’s Agreements on an annual basis. In connec-
tion with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment manage-
ment, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its commit-
tees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreements, including the services and support provided to the Fund and its shareholders.
Among the matters the Board considered were: (a) investment perform-
ance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for market-
ing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its
Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by
BlackRock and its affiliates; (g) BlackRock’s and other service providers’
internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures;
and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agree-
ments. At an in-person meeting held on June 5 – 6, 2008, the Fund’s
Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Advisor and the
Fund for a one-year term ending June 30, 2009 and the Subadvisory
Agreement between the Advisor and BlackRock Investment Management,
LLC for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meet-
ing, the Board requested and BlackRock provided additional informa-
tion, as detailed below, in advance of the June 5 – 6, 2008 Board meet-
ing. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment per-
formance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by
BlackRock and certain affiliates from the relationship with the Fund;
(d) economies of scale; and (e) other factors.

36 ANNUAL REPORT

AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations.
These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out bene-
fits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-
end funds, under similar investment mandates, as well as the perform-
ance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance;
(iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, and direct and indirect bene-
fits to BlackRock and its affiliates from their relationship with the Fund.
The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the
Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for invest-
ment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio manage-
ment team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the
Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates provide the Fund with certain adminis-
trative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addi-
tion to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure docu-
ments, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing;
(iii) overseeing and coordinating the activities of other service providers;
(iv) organizing Board meetings and preparing the materials for such
Board meetings; (v) providing legal and compliance support; and
(vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing require-
ments. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s per-
formance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regu-
larly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

BlackRock Global Growth Fund, Inc. ranked in the first quartile on a net basis against its Lipper peer universe for each of the one-, three- and five-year periods ended December 31, 2007, respectively.

BlackRock Fundamental Growth Principal Protected Fund ranked in the first, fourth and fourth quartiles on a net basis against its Lipper peer universe for the one-, three- and five-year periods ended December 31,
2007, respectively. The Board discussed BlackRock Fundamental Growth
Principal Protected Fund’s disappointing performance with BlackRock.

ANNUAL REPORT

AUGUST 31, 2008

37

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

It was noted that BlackRock Fundamental Growth Principal Protected
Fund’s expenses for the insurance fee (0.80%) detracts from the
Fund’s net performance relative to its peer universe. The BlackRock
Fundamental Growth Principal Protected Fund’s Peers are predominantly balanced funds, which do not incur an insurance fee similar to principal protected funds, such as the Fund. The Board discussed the processes and the resources dedicated to the management of the BlackRock
Fundamental Growth Principal Protected Fund with BlackRock’s manage-
ment and will continue its ongoing dialogue with BlackRock on the
BlackRock Fundamental Growth Principal Protected Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from the
Relationship with the Fund: The Board, including the Independent
Directors, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses to those of other comparable funds. The Board consid-
ered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31,
2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board took into account that the BlackRock Global Growth Fund,
Inc. has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases, thereby allowing shareholders the potential to participate in economies of scale.

The Board noted that BlackRock has agreed to contractually cap the total annual operating expenses, excluding certain expenses, of one or more share classes of BlackRock Fundamental Growth Principal
Protected Fund, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints.

D. Economies of Scale: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to partici-
pate in these economies of scale. The Board, including the Independent
Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-
alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The
Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or
“fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the
Fund, including for administrative, transfer agency and distribution serv-
ices. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

38 ANNUAL REPORT

AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock
Investment Management, LLC for a one-year term ending June 30, 2009.
Based upon their evaluation of all these factors in their totality, the
Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the
Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT

AUGUST 31, 2008

39

Officers and Directors/Trustees

Number of
		Length of		BlackRock-
	Position(s)	Time Served		Advised Funds
Name, Address	Held with	as a Director/		and Portfolios	Public
and Year of Birth	Fund	Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors/Trustees[1]

Robert M. Hernandez	Chairman of the	Since	Formerly Director, Vice Chairman and Chief Financial Officer of USX	37 Funds	ACE Limited
40 East 52nd Street	Board, Director/	2007	Corporation (energy and steel business) from 1991 to 2001.	104 Portfolios	(insurance company);
New York, NY 10022	Trustee and				Eastman Chemical
1944	Member of the				Company (chemical);
	Audit Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)

Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	37 Funds	Watson
40 East 52nd Street	of the Board,	1998[3]	company) since 1997; Director, Michael J. Fox Foundation for	104 Portfolios	Pharmaceutical Inc.
New York, NY 10022	Chairman of the	and	Parkinson’s Research since 2000; Formerly Director of BTG
1941	Audit Committee	2007[4]	International Plc (a global technology commercialization company)
	and Director/		from 2001 to 2007.
Trustree

James H. Bodurtha	Director/Trustee	Since	Director, The China Business Group, Inc. (consulting firm) since 1996	37 Funds	None
40 East 52nd Street		2007	and formerly Executive Vice President thereof from 1996 to 2003;	104 Portfolios
New York, NY 10022			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944

Bruce R. Bond	Director/Trustee	Since	Formerly Trustee and Member of the Governance Committee, State	37 Funds	None
40 East 52nd Street		2007	Street Research Mutual Funds from 1997 to 2005; Formerly Board	104 Portfolios
New York, NY 10022			Member of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.

Donald W. Burton	Director/Trustee	Since	Managing General Partner, The Burton Partnership, LP (an investment	37 Funds	Knology, Inc. (tele-
40 East 52nd Street		2002[3]	partnership) since 1979; Managing General Partner, The South Atlantic	104 Portfolios	communications);
New York, NY 10022		and	Venture Funds since 1983; Member of the Investment Advisory Council		Capital Southwest
1944		2007[4]	of the Florida State Board of Administration from 2001 to 2007.		(financial)

Honorable	Director/Trustee	Since	Partner and Head of International Practice, Covington and Burling	37 Funds	UPS Corporation
Stuart E. Eizenstat		2007	(law firm) since 2001; International Advisory Board Member, The Coca	104 Portfolios	(delivery service)
40 East 52nd Street			Cola Company since 2002; Advisory Board Member BT Americas
New York, NY 10022			(telecommunications) since 2004; Member of the Board of Directors,
1943			Chicago Climate Exchange (environmental) since 2006; Member of the
International Advisory Board GML (energy) since 2003.

Kenneth A. Froot	Director/Trustee	Since	Professor, Harvard University since 1992.	37 Funds	None
40 East 52nd Street		2007		104 Portfolios
New York, NY 10022
1957

John F. O’Brien	Director/Trustee	Since	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly	37 Funds	Cabot Corporation
40 East 52nd Street		2005[3]	Director, Allmerica Financial Corporation from 1995 to 2003; Formerly	104 Portfolios	(chemicals); LKQ
New York, NY 10022		and	Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco,		Corporation (auto
1943		2007[4]	Inc. (energy solutions company) from 2006 to 2007.		parts manufacturing);
TJX Companies, Inc.
(retailer)

Roberta Cooper Ramo	Director/Trustee	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, .A. (law firm)	37 Funds	None
40 East 52nd Street		2007	since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000;	104 Portfolios
New York, NY 10022			Director of ECMC Group (service provider to students, schools and
1942			lenders) since 2001; President Elect, The American Law Institute,
(non-profit), 2007; Formerly President, American Bar Association from
1995 to 1996.

40 ANNUAL REPORT

AUGUST 31, 2008

Officers and Directors/Trustees (continued)

Number of
		Length of		BlackRock-
	Position(s)	Time Served		Advised Funds
Name, Address	Held with	as a Director/		and Portfolios	Public
and Year of Birth	Fund/Trust	Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors/Trustees[1] (concluded)

Jean Margo Reid	Director/Trustee	Since	Self-employed consultant since 2001; Director and Secretary, SCB,	37 Funds	None
40 East 52nd Street		2007	Inc. (holding company) since 1998; Director and Secretary, SCB	104 Portfolios
New York, NY 10022			Partners, Inc. (holding company) since 2000; Director, Covenant
1945			House (non-profit) from 2001 to 2004.

David H. Walsh	Director/Trustee	Since	Director, National Museum of Wildlife Art since 2007; Director,	37 Funds	None
40 East 52nd Street		2003[3]	Ruckleshaus Institute and Haub School of Natural Resources at the	104 Portfolios
New York, NY 10022		and	University of Wyoming since 2006; Director, The American Museum
1941		2007[4]	of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society
from 1998 to 2005.

Richard R. West	Director/Trustee	Since	Dean Emeritus, New York University’s Leonard N. Stern School of	37 Funds	Bowne & Co., Inc.
40 East 52nd Street	and Member	2007	Business Administration since 1995.	104 Portfolios	(financial printers);
New York, NY 10022	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)

1 Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2 Following the combination of Merrill Lynch Investment Managers, L. . (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors/trustees as joining the Fund’s board in 2007, each director/trustee first became a member of the board of directors/trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

3 Length of time served as a Director for BlackRock Global Growth Fund, Inc.

4 Length of time served as a Trustee for BlackRock Fundamental Growth Principal Protected Fund.

ANNUAL REPORT

AUGUST 31, 2008

41

Officers and Directors/Trustees (continued)

Number of
		Length of		BlackRock-
	Position(s)	Time Served		Advised Funds
Name, Address	Held with	as a Director/		and Portfolios	Public
and Year of Birth	Fund	Trustee	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Interested Directors/Trustees[1]

Richard S. Davis	Director/Trustee	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Laurence D. Fink	Director/Trustee	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	37 Funds	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities since	104 Portfolios
New York, NY 10022			1988 and Chairman of the Executive and Management Committees;
1952			Formerly Managing Director, The First Boston Corporation, Member of
its Management Committee, Co-head of its Taxable Fixed Income
Division and Head of its Mortgage and Real Estate Products Group;
Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs
Committee and a member of the Executive Committee, the Ad Hoc
Committee on Board Governance, and the Committee on Trustees; Co-
Chairman of the NYU Hospitals Center Board of Trustees, Chairman of
the Development/Trustee Stewardship Committee and Chairman of the
Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director/Trustee	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

1 Messrs. Davis, Fink and Gabbay are all “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

42 ANNUAL REPORT

AUGUST 31, 2008

Officers and Directors/Trustees (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	Fund	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President	2007	Managers, L .P.(“MLIM”) and Fund Asset Management, L .P.(“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President	2007	2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
New York, NY 10022			and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962		Acquisitions Group.

Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head
40 East 52nd Street	Financial	2007	of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.)
New York, NY 10022	Officer	from 1992 to 2006.
1966

Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		2007	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance	2007	BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
New York, NY 10022	Officer		Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior
1959			Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		2007	General Counsel (U.S.) of Goldman Sachs Asset Management, LP from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.

Further information about the Funds’ Officers and Directors/Trustees is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

For BlackRock Fundamental		For BlackRock Global Growth	For Both Funds:
Growth Principal Protected Fund:		Fund, Inc.:	Transfer Agent	Independent Registered
Custodian		Custodian	PNC Global Investment	Public Accounting Firm
Brown Brothers		State Street Bank and Trust Company	Servicing (U.S.) Inc.	Deloitte & Touche LLP
Harriman & Co.		Boston, MA 02101	Wilmington, DE 19809	Princeton, NJ 08540
Boston, MA 02109
			Accounting Agent	Legal Counsel
			State Street Bank and Trust	Willkie Farr & Gallagher LLP
			Company	New York, NY 10019
Princeton, NJ 08540

ANNUAL REPORT

AUGUST 31, 2008

43

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including proce-
dures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

44 ANNUAL REPORT

AUGUST 31, 2008

Availability of Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Funds votes proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. The Funds’
Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get infor-
mation about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT

AUGUST 31, 2008

45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Healthcare Fund	Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Technology Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Builder Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

46 ANNUAL REPORT

AUGUST 31, 2008

These reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.
Past performance results shown in this report should not be
considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see BlackRock Global Growth
Fund, Inc.’s prospectus for a description of risks associated with global investments.

BlackRock Fundamental Growth Principal Protected Fund

of BlackRock Principal Protected Trust

BlackRock Global Growth Fund, Inc.

100 Bellevue Parkway

Wilmington, DE 19809

#FGPPGG-8/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
David O. Beim (term ended, effective November 1, 2007)
James T. Flynn (term ended, effective November 1, 2007)
Robert M. Hernandez (term began, effective November 1, 2007)
W. Carl Kester (term ended, effective November 1, 2007)
Karen P. Robards (term ended, effective November 1, 2007)
Fred G. Weiss (term began, effective November 1, 2007)
Richard R. West (term began, effective November 1, 2007)

The registrant’s board of directors has determined that David O. Beim, W. Carl Kester and
Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements. Mr. Beim has also been a professor of finance and economics at the
Columbia University Graduate School of Business since 1991.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
Fundamental
Growth Principal	$24,300	$26,900	$0	$0	$6,100	$6,100	$1,049	$1,042
Protected Fund of
BlackRock Principal
Protected Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable (g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Fundamental
Growth Principal Protected	$294,649	$291,642
Fund of BlackRock Principal
Protected Trust

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal Protected
Trust

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal
Protected Trust

Date: October 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal
Protected Trust

Date: October 20, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal
Protected Trust

Date: October 20, 2008